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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We consent to the incorporation by reference in the Registration Statement on Form S-3 of DIAL THRU INTERNATIONAL CORPORATION pertaining to 2,814,068 shares of common stock, of our report dated December 1, 2000, with respect to the consolidated financial statements of DIAL THRU INTERNATIONAL CORPORATION included in the Annual Report Form 10-K for the year ended October 31, 2001.

                      KING GRIFFIN & ADAMSON P.C.

Dallas, Texas
March 22, 2002

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS